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                                  Exhibit 99.2


                     ARTICLES OF MERGER OF IQ UNIVERSE, INC.
                      WITH AND INTO CALENDAR CAPITAL, INC.

         Pursuant to Section 302A.621 of the Minnesota Statutes, the undersigned does hereby adopt and execute the following Articles of Merger.

         1. The names of the constituent business entities to the merger (all of which are Minnesota corporations) are IQ Universe, Inc. ("IQ") and Calendar Capital, Inc. ("Calendar").

         2. The surviving corporation is Calendar. Calendar owns all outstanding shares of each class and series of stock of IQ. The authorized capital stock of IQ consists of 50,000,000 shares of Common Stock, $.01 par value per share, of which 200,000 shares are issued and outstanding.

         3. The Agreement and Plan of Merger by and between IQ and Calendar attached hereto as Exhibit A and incorporated herein by reference (the "Plan of Merger") sets forth the terms and conditions of the merger.

         4. The Agreement and Plan of Merger provides that the surviving corporation will be called IQUniverse, Inc.

         5. No copy of this Agreement need be mailed to any shareholder of IQ since IQ has no shareholders other than Calendar.

         6. The Plan of Merger has been approved by Calendar, as parent, in accordance with Section 302A.621 of the Minnesota Business Corporation Act.

         IN WITNESS WHEREOF, the undersigned has hereunto affixed its signature this 2nd day of April, 2001.

                                         CALENDAR CAPITAL, INC.


                                         By       /s/ Paul D. Crawford
                                           -------------------------------------
                                                  Paul D. Crawford
                                                  Chief Executive Officer

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                          AGREEMENT AND PLAN OF MERGER                 EXHIBIT A


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), made this 2nd day of April, 2001, by and between IQ UNIVERSE, INC., a Minnesota corporation ("IQ") and CALENDAR CAPITAL, INC., a Minnesota corporation ("Calendar").

         WHEREAS, IQ Universe is the surviving corporation from a merger of IQ Trust, Inc., a Minnesota corporation incorporated on June 29, 1999 under the original name of Network Charity, Inc. (and subsequently named ShareWay,net, Inc., OfficeCause.com, Inc., and IQ Trust, Inc.), with and into its parent company, Entrenaut, Inc., a Minnesota corporation (and wholly-owned subsidiary of Calendar) incorporated on July 1, 1999 under the original name of Internet Holdings, Limited; and

         WHEREAS, IQ Universe is a wholly-owned subsidiary of Calendar; and

         WHEREAS, Calendar was incorporated on November 16, 1981 under the original name Angicor Limited (and subsequently named Aortech, Inc. and Calendar Capital, Inc.); and

         WHEREAS, the authorized capital stock of IQ consists of 50,000,000 shares of Common Stock, $.01 par value per share, of which 200,000 shares are issued and outstanding to Calendar; and

         WHEREAS, the Board of Directors of Calendar, acting unanimously pursuant to Section 302A.621 of the Minnesota Business Corporation Act, and the Board of Directors of IQ have approved and ratified this Agreement and deem it desirable and in their best interests that IQ, a wholly-owned subsidiary of Calendar, merge with and into Calendar such that the separate corporate existence of IQ will cease and Calendar will be the surviving corporation pursuant to this Agreement and the applicable laws of the State of Minnesota; and

         WHEREAS, the Boards of Directors of IQ and Calendar desire to adopt this Agreement and to consummate the merger as a plan of reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, the parties hereby agree that IQ shall be merged with and into Calendar with Calendar being the surviving corporation, in accordance with the applicable laws of the State of Minnesota, and that the terms and conditions of the merger and the mode of carrying it into effect shall be as follows:

         1. MERGER. As soon as this Agreement has been signed and filed as required by the provisions of the Minnesota Business Corporation Act, Chapter 302A, including Section 302A.621 thereunder, IQ shall be deemed to have merged with and into Calendar, which shall survive the merger and which shall have the name provided in Section 2 hereof. The single

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corporation which shall so survive the merger is hereinafter referred as the
"Surviving Corporation" and the date and time when IQ shall merge with and into Calendar and Calendar shall become the Surviving Corporation are hereinafter referred to as "the effective date of the merger."

         2. NAME OF THE SURVIVING CORPORATION. The name of the Surviving Corporation shall be IQUniverse, Inc.

         3. ARTICLES OF MERGER; NOTICE. In accordance with the Minnesota Business Corporation Act, Calendar shall execute and file Articles of Merger with the Secretary of State of Minnesota in accordance with Section 302A.621 of the Minnesota Business Corporation Act. No copy of this Agreement need be mailed to any shareholder of IQ as IQ is a wholly-owned subsidiary of Calendar.

         4. EFFECTIVE DATE. The merger provided for in this Agreement shall become effective upon filing of the Articles of Merger with the Minnesota Secretary of State pursuant to the provisions Chapter 302A of the Minnesota Business Corporation Act.

         5. EFFECT OF MERGER. On the effective date of the merger, IQ shall be merged with and into Calendar and IQ shall cease to exist separately, all in accordance with the provisions of this Agreement and the merger provisions provided in the Minnesota Business Corporation Act. As provided therein, on the effective date of the merger, the Surviving Corporation shall possess all the rights, privileges, powers, franchises, trust and fiduciary duties, powers and obligations, of a public or a private nature, and be subject to all the restrictions, disabilities and duties of IQ. All property, real, personal, and mixed, and all debts due to IQ on whatever account, as well as stock subscriptions and all other things belonging to IQ shall be vested in the Surviving Corporation without further act or deed. All property, rights, privileges, powers and franchises, and all and every other interest shall effectively thereafter be the property of the Surviving Corporation as they were previously the property of IQ. The title to any real estate, whether vested by deed or otherwise, in IQ's name shall not revert or be in any way impaired by reason of the merger; provided, however, that all rights of creditors and all liens upon any property of IQ shall be preserved unimpaired, and all debts, liabilities, and duties of IQ shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by IQ.

         6. FURTHER INSTRUMENTS. From time to time, as and when requested by the Surviving Corporation or by its successors or assigns, IQ will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable, in order to vest in and confirm to the Surviving Corporation title to and possession of all its property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Agreement.

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         7.       GOVERNING LAW OF THE SURVIVING CORPORATION. The Surviving
Corporation shall be governed by the laws of the State of Minnesota.

         8. ARTICLES OF INCORPORATION OF THE SURVIVING CORPORATION. On the effective date of the merger, the Articles of Incorporation of Calendar (with the change of corporate name as provided in Section 2 above) shall be the Articles of Incorporation of the Surviving Corporation.

         9. BYLAWS OF THE SURVIVING CORPORATION. On the effective date of the merger, the Bylaws of Calendar shall be the Bylaws of the Surviving Corporation until further amended or repealed or until new Bylaws shall be adopted, in accordance with the provisions thereof.

         10. DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. The directors and officers of Calendar immediately prior to the merger shall be the directors and officers of the Surviving Corporation.

         11. FURTHER ASSURANCES. At any time, and from time to time, after the effective date of the merger, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         12. WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to which such compliance is owed.

         13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

         14. HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         15. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota.

         16. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by any party of its rights under this Agreement without the written consent of each other party shall be void.

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         17.      COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures.


CALENDAR CAPITAL, INC.                     IQ UNIVERSE, INC.



By       /s/ Paul C. Crawford              By       /s/ Paul D. Crawford
  -----------------------------------        -----------------------------------
  Paul D. Crawford, CEO                      Paul D. Crawford, CEO